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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           _________________________


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               December 19, 2001
                               -----------------
                                 Date of Report
                       (Date of earliest event reported)


                             LONGVIEW FIBRE COMPANY
      -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Washington                      0-1370                  91-0298760
      ------------                    ----------              ------------
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
     of Incorporation)                                     Identification No.)




                   300 Fibre Way, Longview, Washington  98632
         -------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (360) 425-1550
         -------------------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5.        Other Events

     On December 19, 2001, Longview Fibre Company issued a press release announcing its planned debt financing. The press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated by reference herein.


Item 7.        Financial Statements and Exhibits


     (c)       Exhibits
               --------
               99.1 Press Release issued December 19, 2001